UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 18, 2015

BREEZE-EASTERN CORPORATION

(Exact name of Registrant as specified in charter)

Delaware	001-07872	95-4062211
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Melanie Lane Whippany, New Jersey		07981
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 602-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On November 18, 2015, Breeze-Eastern Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TransDigm Group Incorporated, a Delaware corporation (“Parent”) and Hook Acquisition Sub Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Parent (“Purchaser”). The Merger Agreement provides, among other things, that Purchaser will, upon the terms and subject to the conditions set forth therein, conduct a cash tender offer for all of the outstanding shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) and then merge with and into the Company.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, Purchaser will commence a tender offer (the “Offer”) no later than December 3, 2015 to acquire all outstanding shares of Company Common Stock at a purchase price of $19.61 per share (the “Offer Price”) in cash, without interest, less any required withholding taxes. The Offer will remain open until the later of (i) 20 business days from the date of commencement and (ii) the second business day after the Go-Shop Period End Date (as defined below). The Merger Agreement further provides that, upon the terms and subject to the conditions set forth therein, following completion of the Offer, Purchaser will merge with and into the Company, with the Company continuing as the surviving corporation and as an indirect, wholly owned subsidiary of Parent (the “Merger”). The Merger will be governed by Section 251(h) of the General Corporation Law of the State of Delaware, with no stockholder vote being required to consummate the Merger. In the Merger, each outstanding share of Company Common Stock (other than shares of Company Common Stock held by the Company, Parent, Purchaser or any wholly owned subsidiary of Parent or of the Company or held by Company stockholders who are entitled to demand, and who properly demand, appraisal rights under Delaware law) will be converted into the right to receive cash in an amount equal to the Offer Price, subject to any required withholding of taxes and without interest.

Pursuant to the Merger Agreement, as of the closing of the Merger, each outstanding stock option to purchase a share of Company Common Stock will become fully vested, and converted into the right to receive an amount in cash equal to the Offer Price, net of the exercise price and without interest. Each award of restricted stock will vest fully as of the closing of the Merger with respect to the full number of shares of Company Common Stock subject to such award and be converted into the right to receive an amount in cash equal to the Offer Price multiplied by the number of shares subject to the award, subject to any required withholding and without interest.

The Offer is subject to customary conditions, including, among other things, (a) the absence of a termination of the Merger Agreement in accordance with its terms, (b) that the number of shares of Company Common Stock validly tendered in accordance with the terms of the Offer and not properly withdrawn, together with the number of shares of Company Common Stock (if any) then owned by Parent or Purchaser, represents a majority of the shares of Company Common Stock then outstanding on a fully-diluted basis, (c) that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, shall have expired or otherwise been terminated and (iv) that no governmental authority shall have enacted any law or order which makes the Offer or the Merger illegal or otherwise prohibits the consummation of the Offer or the Merger. The Offer also is subject to other conditions customary for a transaction of this type.

The Merger is subject to the following closing conditions: (i) Purchaser having accepted for purchase all shares of Company Common Stock validly tendered and not withdrawn in the Offer and (ii) no governmental authority having enacted any law or order which makes the Merger illegal or otherwise prohibits the consummation of the Merger. Neither the Offer nor the Merger is subject to any financing condition.

The Merger Agreement contains customary representations, warranties and covenants of the Company, Parent and Purchaser. These covenants include an obligation of each party to, subject to certain exceptions, use its reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable on its part to consummate and make effective the transactions contemplated by the Merger Agreement as soon as practicable and of the Company to, subject to certain exceptions, conduct its operations in the ordinary course of business from the date of the Merger Agreement through the closing of the Merger. The Merger Agreement also contains covenants that require, subject to certain exceptions, (x) the Company to file a solicitation/recommendation statement on Schedule 14D-9 with the Securities and Exchange Commission (the “SEC”) and (b) the board of directors of the Company (the “Company Board”) to recommend that the Company’s stockholders accept the Offer and tender their shares of Company Common Stock in the Offer.

The Merger Agreement provides that, during the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m. (New York time) on December 28, 2015 (the “Go-Shop Period End Date”), the Company and its subsidiaries and their respective representatives may solicit, initiate and encourage any alternative acquisition proposals from third parties, provide nonpublic information to such third parties (subject to entry into an acceptable confidentiality agreement) and participate in discussions and negotiations with such third parties regarding alternative acquisition proposals. Beginning on the Go-Shop Period End Date, the Company will become subject to customary “no shop” restrictions prohibiting the Company, its subsidiaries, and its and their respective representatives from soliciting alternative acquisition proposals from third parties or providing information to or participating in discussions or negotiations with third parties regarding alternative acquisition proposals. However, until the consummation of the Offer, the Company may continue to engage in the foregoing activities with any third party that made an alternative acquisition proposal prior to the Go-Shop Period End Date that the Company Board has determined in good faith, after consultation with outside legal counsel and its financial advisor, is or could reasonably be expected to result in a superior proposal as defined in the Merger Agreement (each, an “Excluded Party”), but only for so long as such third party is an Excluded Party.

The Merger Agreement, in addition to providing that the parties can mutually agree to terminate the Merger Agreement, contains certain termination rights for the Company and Parent, as the case may be, including upon (1) a court or other governmental entity issuing a final and non-appealable order prohibiting the Offer or the Merger; (2) the Offer having not been completed by March 31, 2016; and (3) a breach by the other party that is not or cannot be cured as specified in the Merger Agreement, if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement. In addition, the Merger Agreement provides that Parent may terminate the Merger Agreement prior to consummation of the Offer upon the Company Board’s withdrawal or adverse modification of its recommendation that the Company’s stockholders accept the Offer and tender their shares of Company Common Stock to Purchaser in the Offer (a “Change of Recommendation”). The Company may also terminate the Merger Agreement prior to consummation of the Offer in order to enter into a definitive agreement providing for an alternative acquisition proposal that the Company’s board of directors has determined in good faith is more favorable from a financial point of view to the Company’s stockholders than the Offer and the Merger. Upon termination of the Merger Agreement upon specified conditions, the Company will be required to pay Parent a termination fee of $7 million (which amount is reduced to $5 million under specified conditions where the Company terminates the Merger Agreement in connection with its entry into a superior proposal with an Excluded Party).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties (a) will not survive consummation of the Merger and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except as a result of willful or intentional breach, and (b) were made only as of the date specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or Parent, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Merger Agreement, the Offer, the Merger, the Company, Parent, their respective affiliates and their respective businesses, included in reports, statements and other filings that the Company and Parent make with the SEC.

Tender and Support Agreements

On November 18, 2015, concurrently with the execution and delivery of the Merger Agreement, Parent and Purchaser entered into tender and support agreements (the “Support Agreements”) with stockholders of the Company affiliated with Tinicum Incorporated and Wynnefield Capital, Inc. (together, the “Stockholders”), pursuant to which the Stockholders have agreed to tender all shares of Company Common Stock beneficially owned by such Stockholders in the Offer and otherwise support the transactions contemplated by the Merger Agreement. The Support Agreements terminate upon certain events, including any termination of the Merger Agreement in accordance with its terms and upon a Change of Recommendation made in accordance with the terms of the Merger Agreement. In such case, any shares tendered by the Stockholders would be returned to the Stockholders.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreements, which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

Certain statements either contained in or incorporated by reference into this document, other than just purely historical information, including estimates, projections and statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions. The Company has identified some of these forward-looking statements with words like “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” or “potential,” the negatives of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements regarding the planned completion of the Offer, Merger and the transactions. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements, including, but not limited to, risks and uncertainties related to: uncertainties as to the timing of the transaction; uncertainties as to the percentage of the Company’s stockholders tendering their shares in the Offer; the possibility that competing offers or acquisition proposals will be made; uncertainties as to the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, vendors and other business partners; the risk that stockholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; legislative and regulatory activity and oversight; and other risks and uncertainties pertaining to the business of the Company, including the risks and uncertainties detailed in the Company’s public periodic filings with the SEC, including the Company’s most recent Annual Report on Form 10K for the fiscal year ended March 31, 2015, Quarterly Reports on Form 10-Q and its subsequently filed SEC reports, each as filed with the SEC, as well as the Offer documents to be filed by Parent and the Solicitation/Recommendation Statement to be filed by the Company in connection with the Offer. The reader is cautioned to not unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise any forward-looking statement as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

This report is not an offer to purchase or a solicitation of an offer to sell securities of the Company. The planned Offer by Purchaser for all of the outstanding shares of common stock of the Company has not been commenced. On commencement of the Offer, an offer to purchase and related materials will be filed with the SEC and the Company intends to file relevant materials with the SEC, including a solicitation/recommendation statement on Schedule 14D-9. SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, and may obtain documents filed by the Company free of charge from the Company’s website (www.breeze-eastern.com) under the heading “SEC Filings” within the “Investor Relations” portion of the Company’s website.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2015, the Company amended the Amended and Restated Bylaws of the Company (the “Bylaws Amendment”), effective immediately upon adoption, by adding a new Article IX providing an exclusive forum provision for the adjudication of certain disputes. This new Article IX provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving the Company will be the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).

The foregoing description of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of November 18, 2015, by and among TransDigm Group Incorporated, Hook Acquisition Sub Inc. and Breeze-Eastern Corporation (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Agreement and Plan of Merger have been omitted and Breeze-Eastern Corporation agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the SEC upon request.)

3.1	Amendment to the Amended and Restated Bylaws of Breeze-Eastern Corporation.

10.1	Tender and Support Agreement, dated as of November 18, 2015, by and among TransDigm Group Incorporated, Hook Acquisition Sub Inc., Tinicum Capital Partners II, L.P. and Tinicum Capital Partners II Parallel Fund, L.P.

10.2	Tender and Support Agreement, dated as of November 18, 2015, by and among TransDigm Group Incorporated, Hook Acquisition Sub Inc., Wynnefield Partners Small Cap Value, L.P., Wynnefield Small Cap Value Offshore Fund, Ltd. and Wynnefield Partners Small Cap Value, L.P. I.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2015

BREEZE-EASTERN CORPORATION

By:	/s/ Serge Dupuis
Name:	Serge Dupuis
Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of November 18, 2015, by and among TransDigm Group Incorporated, Hook Acquisition Sub Inc. and Breeze-Eastern Corporation (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Agreement and Plan of Merger have been omitted and Breeze-Eastern Corporation agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the SEC upon request.)

3.1	Amendment to the Amended and Restated Bylaws of Breeze-Eastern Corporation.

10.1	Tender and Support Agreement, dated as of November 18, 2015, by and among TransDigm Group Incorporated, Hook Acquisition Sub Inc., Tinicum Capital Partners II, L.P. and Tinicum Capital Partners II Parallel Fund, L.P.

10.2	Tender and Support Agreement, dated as of November 18, 2015, by and among TransDigm Group Incorporated, Hook Acquisition Sub Inc., Wynnefield Partners Small Cap Value, L.P., Wynnefield Small Cap Value Offshore Fund, Ltd. and Wynnefield Partners Small Cap Value, L.P. I.